TELARIA REPORTS FOURTH QUARTER 2017 FINANCIAL RESULTS

Full year revenue grows more than 50%; record quarterly revenue of $15.0 million and Adjusted EBITDA of $3.0 million with 20% Adjusted EBITDA margins

NEW YORK, NY - February 26, 2018 - Telaria, Inc. (NYSE:TLRA), a leading video monetization software company, today announced financial results for the fourth quarter and full year ended December 31, 2017.

Fourth Quarter 2017 Highlights:

•	Revenue of $15.0 million, up 45% year-over-year

•	Gross profit of $14.0 million, up 46% year-over-year

•	Gross margin 93%

•	Adjusted EBITDA(1) of $3.0 million

•	Adjusted EBITDA(1) margin of 20%

Full Year 2017 Highlights:

•	Revenue of $43.8 million, up 50%

•	Gross profit of $40.4 million, up 50%

•	Gross margin 92%

•	Adjusted EBITDA(1) $(6.5) million

(1)	Adjusted EBITDA is a non-GAAP financial measure. Please see the discussion in the section called “Non-GAAP Financial Measures” and the reconciliation included at the end of this press release.

“I am very proud of our results this quarter, our first full quarter as Telaria,” said Mark Zagorski, Telaria CEO.  “We successfully completed the transition to an independent video seller platform and delivered exceptional results, including 45% revenue growth and 20% EBITDA margins.  With our continued focus on premium CTV partners and our strong momentum in a fast-growing market, we are excited about our outlook for 2018 and remain committed to our long-term targets."

Business Highlights:

•	Increased CTV contribution to nearly 16% of revenue by year-end

•	Introduced Fraud Fighter, a first-to-market quality guarantee for premium video inventory

•	Appointed industry veteran Rick Song as Chief Revenue Officer, bringing a strong history of building successful sales teams at Microsoft, iHeart and Zefr

Fourth Quarter and Full-Year Results Summary
(in millions, except per share amounts), (unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2017	December 31, 2016	% Change	December 31, 2017	December 31, 2016	% Change

Revenue	$15.0	$10.4	45%	$43.8	$29.1	50%
Gross profit	$14.0	$9.6	46%	$40.4	$26.9	50%
Loss from continuing operations, net of income taxes	$(0.1)	$(3.1)	98%	$(19.7)	$(23.9)	17%
Adjusted EBITDA	$3.0	$(0.8)	364%	$(6.5)	$(11.8)	45%
Net income (loss) from continuing operations, net of income taxes per share	$—	$(0.06)	NM	$(0.39)	$(0.46)	15%

Guidance

Based on information available as of February 26, 2018, the Company expects the following:

First Quarter and Full Year 2018 Outlook

	Q1 2018	Full Year 2018

Revenue	$8.5-$10.0 million	$58.0-$62.0 million
Adjusted EBITDA	$(4.5)-$(3.5) million	$5.0-$8.0 million

Q4 2018 Financial Results Webcast: The Company will host a conference call at 8:00 AM ET today to discuss its results. The conference call can be accessed toll-free at (877) 407-9039 or (201) 689-8470 (Toll/International). The call will also be broadcast simultaneously at http://telaria.com. Following completion of the call, a recorded replay of the webcast will be available on Telaria’s website. To listen to the telephone replay, call toll-free (844) 512-2921 or (412) 317-6671 (Toll/International), replay Pin #: 13675683. The telephone replay will be available from 11:00 AM ET February 26, 2018 through 11:59 PM ET March 5, 2018. Additional investor information can be accessed at http://telaria.com.

About Telaria
Telaria (NYSE: TLRA) is the leading independent data-driven software platform built to monetize and manage premium video inventory with the greatest speed, control, and transparency, wherever and however audiences are watching.

“Safe Harbor" Statement: This press release contains forward-looking statements that involve risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those set forth in or implied by such forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including statements related to 2018 first quarter and full year financial guidance and long-term financial targets. Important factors that could cause actual results or the timing of events to differ materially from those set forth in or implied by any forward-looking statements include, without limitation, risks and uncertainties associated with: the company’s continuing development of its business model; the impact of the disposition of the company’s buyer platform on the company’s operations and financial results, including loss of synergies between the buyer platform and seller platform; unfavorable conditions in the global economy or reductions in digital advertising spend; the company’s ability to effectively innovate and adapt to rapidly changing technology and client needs; increased competition as well as innovations by new and existing competitors; expansion of the online video advertising market; the company’s ability to attract new demand partners and maintain relationships with current demand partners; the company’s ability to increase or maintain spend from existing demand partners, including the Tremor Video DSP buyer platform, which the company sold in August 2017; growth of OTT and connected TV markets; risks of entering new markets in which we have limited or no experience and difficulty adapting our solutions for new markets; the company’s ability to attract sellers of premium video advertising inventory to its platform and secure inventory on terms that are favorable to it; the company’s ability to detect fraudulent or malicious activity and ensure a high level of brand safety for its clients; identifying, attracting and retaining qualified personnel; defects, errors or interruptions in the company’s solutions; the company’s ability to collect and use data to deliver its solutions; the impact of tools that block the display of video ads; the effect of legal, regulatory developments and industry standards regarding internet privacy and other matters; maintaining, protecting and enhancing the company’s intellectual property; costs associated with defending intellectual property infringement, securities litigation and other claims; future opportunities and plans, including the uncertainty of expected future financial performance and results; as well as other risks and uncertainties detailed from time-to-time under the caption “Risk Factors” and elsewhere in the company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission on March 10, 2017, its Quarterly Report on Form 10-Q for the period ended March 31, 2017, filed with the U.S. Securities and Exchange Commission on May 10, 2017, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the U.S. Securities and Exchange Commission on August 9, 2017, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the Securities and

Exchange Commission on November 9, 2017 and future filings and reports by the company, including its Annual Report on Form 10-K for the year ended December 31, 2017.

Forward-looking statements are based on current expectations and beliefs and are not guarantees of future performance or events. Investors are cautioned not to place undue reliance on any forward-looking statements. Furthermore, forward-looking statements speak only as of the date on which they are made, and, except as required by law, Telaria disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Non-GAAP Financial Measures: To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Telaria reports Adjusted EBITDA, which is a non-GAAP financial measure. We define Adjusted EBITDA as net loss before total interest expense and other income (expense), net, provision for income taxes, and depreciation and amortization expense, and adjusted to eliminate the impact of non-cash stock-based compensation expense, acquisition related costs, mark-to-market expense, executive severance, retention and recruiting costs, disposition related costs, expenses for transitional services, litigation costs and other adjustments. We use Adjusted EBITDA for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that the use of Adjusted EBITDA provides useful information about our operating results, enhances the overall understanding of our past financial performance and future prospects, and allows for greater transparency with respect to a key metric that is used by management in its financial and operational decision making. Non-GAAP financial measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. With respect to our expectations under “Guidance” above, reconciliation Adjusted EBITDA guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the costs and charges excluded from this non-GAAP measure, in particular, the measures and effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of these costs and charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
###

Investor Relations Contact:
Andrew Posen
Vice President, Head of Investor Relations
212-792-2315
IR@telaria.com

Media Contact:
Lekha Rao
Vice President, Media Relations & Corporate Communications
646-699-7706
lrao@telaria.com

Exhibit A

Telaria, Inc.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$76,320	$43,160
Accounts receivable, net	59,288	29,429
Prepaid expenses and other current assets	2,499	1,833
Current assets of discontinued operations	—	50,170
Total current assets	138,107	124,592
Long-term assets:
Restricted cash	—	770
Property and equipment, net	3,194	7,141
Intangible assets, net	1,307	1,544
Goodwill	6,320	6,228
Deferred tax asset	332	—
Other assets	1,168	1,251
Non-current assets of discontinued operations	—	12,699
Total long-term assets	12,321	29,633
Total assets	$150,428	$154,225

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$59,419	$32,998
Deferred rent, short-term	808	704
Contingent consideration on acquisition, short-term	—	2,483
Deferred income	674	—
Other current liabilities	53	179
Current liabilities of discontinued operations	—	32,060
Total current liabilities	60,954	68,424
Long-term liabilities:
Deferred rent	5,260	5,996
Deferred tax liabilities	338	447
Other liabilities	737	—
Non-current liabilities of discontinued operations	—	836
Total liabilities	67,289	75,703
Commitments and contingencies
Stockholders’ equity:
Common stock	5	5
Treasury stock	(8,443)	(6,037)
Additional paid-in capital	288,277	283,486
Accumulated other comprehensive loss	(232)	(331)
Accumulated deficit	(196,468)	(198,601)
Total stockholders’ equity	83,139	78,522
Total liabilities and stockholders’ equity	$150,428	$154,225

Telaria, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
Revenue	$15,011	$10,377	$43,799	$29,121
Cost of revenue	1,003	769	3,448	2,211
Gross profit	14,008	9,608	40,351	26,910

Operating expenses:
Technology and development(1)	1,936	1,834	8,586	6,961
Sales and marketing(1)	6,386	5,935	28,073	22,297
General and administrative(1)	5,207	4,126	20,197	16,069
Depreciation and amortization	1,591	952	4,586	3,754
Mark-to-market(2)	—	168	148	1,263
Total operating expenses	15,120	13,015	61,590	50,344

Loss from continuing operations	(1,112)	(3,407)	(21,239)	(23,434)

Interest and other income (expense), net:
Interest expense	(14)	(110)	(268)	(129)
Other income (expense), net	660	90	1,460	(123)
Total interest and other income (expense), net	646	(20)	1,192	(252)

Loss from continuing operations before income taxes	(466)	(3,427)	(20,047)	(23,686)

(Benefit) provision for income taxes	(403)	(333)	(347)	164

Loss from continuing operations, net of income taxes	(63)	(3,094)	(19,700)	(23,850)

(Loss) gain on sale of discontinued operations, net of income taxes	(298)	—	14,626	—
(Loss) income from discontinued operations, net of income taxes	(546)	2,693	7,301	2,903
Total (loss) income from discontinued operations, net of income taxes	(844)	2,693	21,927	2,903

Net (loss) income	$(907)	$(401)	$2,227	$(20,947)

Net (loss) income per share - basic and diluted
Income (loss) from continuing operations, net of income taxes	$—	$(0.06)	$(0.39)	$(0.46)
(Loss) income from discontinued operations, net of income taxes	$(0.02)	$0.05	0.43	0.06
Net income (loss)	$(0.02)	$(0.01)	$0.04	$(0.40)

Weighted-average number of shares of common stock outstanding:
Basic and diluted	51,195,402	51,644,295	50,511,366	52,279,738

Telaria, Inc.
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

(1) Stock-based compensation expenses included above:

	Three Months Ended December 31,		Years Ended December 31,
	2017	2016	2017	2016
Stock-based compensation expense:
Technology and development	$159	$123	$615	$459
Sales and marketing	811	113	2,062	476
General and administrative	721	396	2,044	1,551
Total in continuing operations	$1,691	$632	$4,721	$2,486
(2) Reflects expense incurred based on the Company’s re-measurement of the estimated fair value of earn-out payments that were paid in connection with the acquisition of The Video Network Pty Ltd, an Australian proprietary limited company (“TVN”), and which are not conditioned on continued employment with the Company.

Telaria, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Years Ended December 31,
	2017	2016
Cash flows from operating activities:
Net loss from continuing operations	$(19,700)	$(23,850)
Net income from discontinued operations	21,927	2,903
Adjustments required to reconcile net loss to net cash used in operating activities:
Impairment charges	—	—
Depreciation and amortization expense	7,760	9,173
Gain on sale of discontinued operations, before income taxes	(14,958)	—
Loss from sublease	—	246
Bad debt expense (recovery)	356	(66)
Mark-to-market expense	148	1,263
Compensation expense related to the acquisition-contingent consideration	1,810	3,568
Deferred tax benefit	(332)	(92)
Loss on disposal of property and equipment	392	23
Stock based compensation expense	5,394	3,900
Stock-based long-term incentive compensation	—	(300)
Net change in operating assets and liabilities:
Increase in accounts receivable	(19,891)	(8,277)
Decrease in contingent consideration on acquisition	(4,753)	(3,406)
(Increase)/decrease in prepaid expenses, other current assets and other long-term assets	(3,157)	583
(Decrease)/increase in accounts payable and accrued expenses	13,831	6,728
(Decrease)/increase in other current liabilities	(126)	179
Decrease in deferred tax liability	(110)	—
(Decrease)/increase in deferred rent and security deposits payable	(629)	628
Decrease/(increase) in restricted cash	770	(170)
Increase/(decrease) in deferred income and other liabilities	1,407	(103)
Net cash used in operating activities	(9,861)	(7,070)

Cash flows from investing activities:
Purchase of property and equipment	(1,113)	(2,933)
Acquisition, net of cash acquired	—	—
Cash received from sale of discontinued operations	49,000	—
Expenses paid with respect to sale of discontinued operations	(1,954)	—
Net cash provided by (used in) investing activities	45,933	(2,933)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee stock purchase plan	446	499
Decrease in contingent consideration on acquisition	—	(431)
Proceeds from the exercise of stock option awards	699	161
Principal portion of capital lease payments	(214)	(19)
Treasury stock — repurchase of stock	(2,406)	(6,037)
Tax withholdings related to net share settlements of restricted stock units	(1,842)	(505)
Net cash used in financing activities	(3,317)	(6,332)

Net increase (decrease) in cash and cash equivalents	32,755	(16,335)

Effect of exchange rate changes in cash and cash equivalents	405	(392)

Cash and cash equivalents at beginning of year	43,160	59,887
Cash and cash equivalents at end of year	$76,320	$43,160

Exhibit B

Telaria, Inc.
Reconciliation of Net Loss from Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2017	2016	2017	2016

Income (loss) from continuing operations, net of income taxes	$(63)	$(3,094)	$(19,700)	$(23,850)
Adjustments:
Depreciation and amortization expense	1,591	952	4,586	3,754
Total interest and other expense (income), net	(646)	20	(1,192)	252
Provision for income taxes	(403)	(333)	(347)	164
Stock-based compensation expense	1,691	632	4,721	2,486
Acquisition-related costs(1)	—	819	1,810	3,583
Mark-to market expense(2)	—	168	148	1,263
Executive severance, retention and recruiting costs	202	—	1,421	59
Disposition related costs(3)	129	—	1,029	—
Expenses for transitional services(4)	541	—	905	—
Litigation costs	—	—	—	194
Other adjustments(5)	—	—	102	266
Total net adjustments	3,105	2,258	13,183	12,021
Adjusted EBITDA	$3,042	$(836)	$(6,517)	$(11,829)

(1) Reflects acquisition-related costs incurred in connection with our acquisition of TVN.  Includes compensation-related expenses related to contingent consideration payments that were paid to certain TVN sellers that are subject to continued employment.

(2) Reflects expense incurred based on the Company’s re-measurement of the estimated fair value of earn-out payments that were paid in connection with the acquisition of TVN and which are not conditioned on continued employment with the Company.

(3) Professional fees incurred in connection with the Company’s sale of its buyer platform in August 2017.

(4) In connection with the sale of the Company's buyer platform, the Company entered into a transitional services agreement with the acquirer. Reflects cost incurred providing such transitional services.

(5) Reflects amounts accrued in connection with a one-time change in the Company’s employee vacation policy.